                                  AMENDMENT TO
                    THE PRICE COMPANY 1981 STOCK OPTION PLAN


     Pursuant to resolution of the Board of Directors of Price/Costco, Inc., The Price Company 1981 Stock Option Plan is hereby amended, effective as of January 30, 1995, by adding a new Section 13 providing as follows:

13.  EXTENSION OF STOCK OPTIONS

     (a) Notwithstanding the foregoing provisions of the Plan or any written option agreement, each option granted under the Plan held by an employee of Price/Costco, Inc. whose employment terminated as of January 1, 1995 and who became an employee of Price Enterprises, Inc. ("PEI") as of such date shall, to the extent such option was exercisable as of such date (as determined under the formula in Section 8(b) of the Plan), continue to be exercisable on the same terms and conditions set forth in the written agreement evidencing the grant of such stock option; PROVIDED, that service with PEI shall be treated as service with Price/Costco, Inc. for purposes of determining the date on which such option shall subsequently terminate; PROVIDED, FURTHER, that to the extent such option was not so exercisable as of January 1, 1995, it shall expire in accordance with its terms.

     (b) Notwithstanding the foregoing provisions of the Plan or any written option agreement, the Chief Executive Officer of Price/Costco, Inc. (or such other person or persons from time to time designated by the Board of Directors) shall have the authority, in his discretion, to provide for the continued exercisability of options granted under the Plan in the event of the retirement, disability or death of the holder of such options (or such other event that would otherwise result in termination of the options prior to expiration of the option term); PROVIDED, that in no event shall such period of continued exercisability extend beyond the original expiration date of such options.

     (c) The provisions of this Section 13 shall not apply to any options held by any individual who is or was at any time subject to the reporting and disclosure requirements of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to Price/Costco, Inc.

     Pursuant to resolution of the Board of Directors of Price/Costco, Inc.,
Section 9 of The Price Company 1981 Stock Option Plan is hereby amended, effective as of January 1, 1995, by adding the following sentence to the end thereof:

          Notwithstanding anything herein to the contrary, the committee administering the Plan may amend outstanding options to provide for the transfer of such options to a living trust of the option holder and that such options may be exercised by the trustee of such living trust.

                              PRICE/COSTCO, INC.

Date: January 26, 1995

                              By:  /s/ Don E. Burdick
                                   -----------------------------------

                                   Name:  Don E. Burdick

                                   Title:  Assistant Secretary

                         AMENDMENT TO THE PRICE COMPANY
                 1991 COMBINED STOCK GRANT AND STOCK OPTION PLAN


     Pursuant to resolution of the Board of Directors of Price/Costco, Inc., The Price Company 1991 Combined Stock Grant and Stock Option Plan is hereby amended, effective as of January 30, 1995, by adding a new Section 13 providing as follows:

13.  EXTENSION OF STOCK OPTIONS

     (a) Notwithstanding the foregoing provisions of the Plan or any written option agreement, each option granted under the Plan held by an employee of Price/Costco, Inc. whose employment terminated as of January 1, 1995 and who became an employee of Price Enterprises, Inc. ("PEI") as of such date shall, to the extent such option was exercisable as of such date (as determined under the formula in Section 8(b) of the Plan), continue to be exercisable on the same terms and conditions set forth in the written agreement evidencing the grant of such stock option; PROVIDED, that service with PEI shall be treated as service with Price/Costco, Inc. for purposes of determining the date on which such option shall subsequently terminate; PROVIDED, FURTHER, that to the extent such option was not so exercisable as of January 1, 1995, it shall expire in accordance with its terms.

     (b) Notwithstanding the foregoing provisions of the Plan or any written option agreement, the Chief Executive Officer of Price/Costco, Inc. (or such other person or persons from time to time designated by the Board of Directors) shall have the authority, in his discretion, to provide for the continued exercisability of options granted under the Plan in the event of the retirement, disability or death of the holder of such options (or such other event that would otherwise result in termination of the options prior to expiration of the option term); PROVIDED, that in no event shall such period of continued exercisability extend beyond the original expiration date of such options.

     (c) The provisions of this Section 13 shall not apply to any options held by any individual who is or was at any time subject to the reporting and disclosure requirements of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to Price/Costco, Inc.

     Pursuant to resolution of the Board of Directors of Price/Costco, Inc.,
Section 9 of The Price Company 1991 Combined Stock Grant and Stock Option Plan is hereby amended, effective as of January 1, 1995, by adding the following sentence to the end thereof:

          Notwithstanding anything herein to the contrary, the committee administering the Plan may amend outstanding options to provide for the transfer of such options to a living trust of the option holder and that such options may be exercised by the trustee of such living trust.
                              PRICE/COSTCO, INC.

Date: January 26, 1995

                              By:  /s/ Don E. Burdick
                                   -----------------------------------

                                   Name:  Don E. Burdick

                                   Title:  Assistant Secretary

            AMENDMENT TO AND CLARIFICATION OF THE PRICE/COSTCO, INC.
                 1993 COMBINED STOCK GRANT AND STOCK OPTION PLAN


     Pursuant to resolution of the Board of Directors of Price/Costco, Inc. (the "Company"), The Price/Costco, Inc. 1993 Combined Stock Grant and Stock Option Plan is hereby amended, effective as of January 30, 1995, by adding a new
Section 14 providing as follows-

14.  EXTENSION OF STOCK OPTIONS

     (a) Notwithstanding the foregoing provisions of the Plan or any written option agreement, each option granted under the Plan held by an employee of the Company whose employment terminated as of January 1, 1995 and who became an employee of Price Enterprises, Inc. ("PEI") as of such date shall, to the extent such option was exercisable as of such date (as determined under the formula in Section 8(b) of the Plan), continue to be exercisable on the same terms and conditions set forth in the written agreement evidencing the grant of such stock option; PROVIDED, that service with PEI shall be treated as service with the Company for purposes of determining the date on which such option shall subsequently terminate; PROVIDED, FURTHER, that to the extent such option was not so exercisable as of January 1, 1995, it shall expire in accordance with its terms.

     (b) Notwithstanding the foregoing provisions of the Plan or any written option agreement, the Chief Executive Officer of the Company (or such other person or persons designated from time to time by the Board of Directors) shall have the authority, in his discretion, to provide for the continued exercisability of options granted under the Plan in the event of the retirement, disability or death of the holder of such options (or such other event that would otherwise result in termination of the options prior to expiration of the option term); PROVIDED, that in no event shall such period of continued exercisability extend beyond the original expiration date of such options.

     (c) The provisions of this Section 14 shall not apply to any options held by any individual who is or was at any time subject to the reporting and disclosure requirements of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to the Company.

     Pursuant to resolution of the Board of Directors of the Company, Section 9 of The Price/Costco, Inc. 1993 Combined Stock Grant and Stock Option Plan is hereby clarified by adding the following sentence to the end of thereof:

          Notwithstanding anything to the contrary herein, options granted hereunder that are intended to be exempt from Section 16 of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3 thereunder, shall not be transferable except to the executor or administrator of the optionee's estate or to the optionee's heirs or legatees, and shall be exercisable during the optionee's lifetime only by the optionee.

                              PRICE/COSTCO, INC.

Date: January 26, 1995

                              By:  /s/ Don E. Burdick
                                   -----------------------------------

                                   Name:  Don E. Burdick

                                   Title:  Assistant Secretary

                                  AMENDMENT TO
                        THE COSTCO WHOLESALE CORPORATION
                  COMBINED 1984 INCENTIVE STOCK OPTION PLAN AND
                      1984 NON-QUALIFIED STOCK OPTION PLAN


     Pursuant to resolution of the Board of Directors of Price/Costco, Inc.,
Section 11 of the Costco Wholesale Corporation Combined 1984 Incentive Stock Option Plan and 1984 Non-Qualified Stock Option Plan is hereby amended, effective as of January 1, 1995, by adding the following sentence to the end thereof:

          Notwithstanding anything herein to the contrary, the committee administering the Plan may amend outstanding options to provide for the transfer of such options to a living trust of the option holder and that such options may be exercised by the trustee of such living trust.

                              PRICE/COSTCO, INC.

Date: January 26, 1995

                              By:  /s/ Don E. Burdick
                                   -----------------------------------

                                   Name:  Don E. Burdick

                                   Title:  Assistant Secretary

                   DISCRETIONARY OPTION EXTENSION ARRANGEMENT


     Pursuant to resolution of the Board of Directors of Price/Costco, Inc., the Discretionary Option Extension Arrangement is hereby adopted, effective as of the date set forth below, as follows:

     The Chief Executive Officer of Price/Costco, Inc. (the "Company") (or such other person or persons from time to time designated by the Board of Directors of the Company), shall have the authority, exercisable in his discretion, to grant replacement stock options hereunder to employees of the Company who are holders of stock options under the Costco Wholesale Corporation Combined 1984 Incentive Stock Option Plan and 1984 Nonqualified Stock Option Plan, effective upon the termination of such stock options in the event of such employees, retirement, disability or death, or otherwise.

     The grant of replacement stock options shall be subject to the following terms and conditions:

     1. The provisions of the replacement stock options regarding (a) the number of shares subject to such options and (b) the exercise price of such options shall be as provided under the stock option agreements evidencing the stock options to be replaced, including any adjustments thereto; and the expiration date of the replacement stock options shall be no later than the original expiration date of the stock options to be replaced.

     2. The remaining terms and conditions of the replacement stock options shall be substantially similar to those set forth in the existing option agreements, with such changes thereto as the appropriate officers of the Corporation, upon the advice of counsel, shall approve, such approval evidenced by his or her execution thereof; and the effectiveness of any replacement option grant shall be subject to the optionee's written consent to such terms and conditions; PROVIDED, as a condition of any replacement option grant, the optionee must agree to surrender his or her original option to the Company.

     Notwithstanding anything to the contrary herein, no replacement stock options shall be granted hereunder to any individual who is or was at any time subject to the reporting and disclosure requirements of Section 16 of the Securities and Exchange Act of 1934, as amended, with respect to the Company.

                              PRICE/COSTCO, INC.

Date: January 26, 1995

                              By:  /s/ Don E. Burdick
                                   -----------------------------------

                                   Name:  Don E. Burdick

                                   Title:  Assistant Secretary


                                        2